SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)           April 15, 2002

First Union National Bank (as Representative under a Sale and
Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Investment Corporation Trust, Series 1998-1) and each of the Originators listed on Schedule A attached hereto.

(Exact name of registrant as specified in its charter)

*	333-32775	*

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

c/o First Union National Bank, 401 South Tryon Street – NC1179 Charlotte, NC 28288

(Address of principal executive officer)

Registrant’s Telephone Number, including area code: (916) 617-2628

(Former name or former address, if changed since last report)

*	See Schedule A

Item 5 Other Events
Item 7 Financial Statements and Exhibits
SIGNATURES
Monthly Statement

Item 5         Other Events

Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to the Class A and Class B Certificate holders with respect to the April 15, 2002 Remittance Date.

Item 7         Financial Statements and Exhibits

Item 601 (a) of Regulation
S-K Exhibit Number

20.1	Monthly Statements to the Class A and Class B Certificate holders with respect to the April 15, 2002 Remittance Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST UNION NATIONAL BANK

By: \s\ Stephanie Callahan

Name: Stephanie Callahan Title: Assistant Vice President	Dated: April 15, 2002

Exhibit Index

20.1	Monthly Statements sent to the Class A and Class B Certificate holders with respect to the April 15, 2002 Remittance Date.

Schedule A

	State of	IRS Employer
Registrant	Incorporation	ID Number

TMS Mortgage Inc. The Money Store/D.C. Inc. The Money Store/Kentucky Inc. The Money Store Home Equity Corp. The Money Store/Minnesota Inc.	New Jersey D.C. Kentucky Kentucky Minnesota	22-3217781 22-2133027 22-2459832 22-2522232 22-3003495